UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2008
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) On March 14, 2008, the Board of Directors of Post Properties, Inc. (the “Company”) approved and adopted the Amended and Restated Bylaws of the Company, which amended and restated the Company’s then existing Bylaws (the “Bylaws”). The Bylaw amendments were effective March 14, 2008.
The Bylaws were amended to eliminate the requirement in Article I, Section 1 thereof that the annual meeting of stockholders of the Company be held on the fourth Tuesday in April each year unless the Board determines otherwise.
The summary of the change to the Company’s Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Form 8-K as an exhibit and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(c)     Exhibits

Exhibit
Number	Exhibit Description
3.1	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 20, 2008

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 20, 2008

POST APARTMENT HOMES, L.P.
By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Index
3.1	Amended and Restated Bylaws.